Supplement to the John Hancock Growth Funds Prospectus
                dated March 1, 1998 for Financial Industries Fund



On page 6, the "Portfolio Management" section has been changed for Financial Industries Fund to correct a date, as follows:


James K. Schmidt, CFA, leads the fund's management team. Mr. Schmidt, executive vice president, has been in the investment business since 1979 and has served as the fund's portfolio manager since its inception. Other portfolio managers on the team are Thomas Finucane, vice president, who has been in the investment business since joining the adviser in 1990 and Thomas Goggins, senior vice president, who has been in the investment business since 1986 and joined the adviser in 1995.


June 15, 1998